Winthrop Realty Trust
Supplemental Operating and Financial Data
for the Six Months Ended June 30, 2010

WINTHROP REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE

Table of Contents

Consolidated Balance Sheets	1
Consolidated Statements of Operations and Comprehensive Income	2-3
Funds from Operations Analysis	4
Consolidated Statements of Cash Flows	5-6
Selected Balance Sheet Account Detail	7
Schedule of Securities Carried at Fair Value	8
Schedule of Loans Receivable and Loan Securities	9
Schedule of Capitalization, Dividends and Liquidity	10
Net Operating Income from Consolidated Properties	11
Consolidated Properties – Selected Property Data	12-14
Equity Investments – Selected Property Data	15-16
Consolidated Properties – Operating Summary	17
Equity Investments – Operating Summary	18
Reconciliation of Non-GAAP financial measures of income to net loss attributable to Common Shares	19
Definitions	20
Investor Information	21

Forward-Looking Statements - This supplemental reporting package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words "assumes," "believes," "estimates," "expects," "guidance," "intends," “plans,”  projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Winthrop Realty Trust (the “Trust”) control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Trust's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Trust’s filings with the Securities and Exchange Commission. The Trust does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures - It is important to note that throughout this presentation management makes references to non-GAAP financial measures, an example of which is Funds from Operations (“FFO”). Reconciliations and definitions for these non-GAAP financial measures are provided within this document.

WINTHROP REALTY TRUST
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
(Unaudited)

	June 30,	March 31,	December 31,
	2010	2010	2009
ASSETS
Investments in real estate, at cost
Land	20,659	$20,659	$20,659
Buildings and improvements	229,132	229,046	228,419
	249,791	249,705	249,078
Less: accumulated depreciation	(33,279)	(32,775)	(31,269)
Investments in real estate, net	216,512	216,930	217,809

Cash and cash equivalents	37,913	76,591	66,493
Restricted cash held in escrows	8,574	7,753	9,505
Loans receivable, net	53,395	25,516	26,101
Accounts receivable, net of allowances of $430, $545 and $565, respectively	11,870	13,245	14,559
Securities carried at fair value	43,754	45,528	52,394
Loan securities carried at fair value	4,673	1,048	1,661
Available for sale securities, net	-	210	203
Preferred equity investment	3,951	3,992	4,012
Equity investments	82,907	73,010	73,207
Lease intangibles, net	23,218	23,926	22,666
Deferred financing costs, net	1,366	1,370	1,495
Assets held for sale	2,180	3,134	3,087
Deposits	4,100	-	-
TOTAL ASSETS	$494,413	$492,253	$493,192

LIABILITIES
Mortgage loans payable	213,375	$214,977	$216,767
Series B-1 Cumulative Convertible Redeemable Preferred Shares, $25 per share liquidation preference; 852,000 shares authorized and outstanding at June 30, 2010, March 31, 2010 and December 31, 2009, respectively	21,300	21,300	21,300
Accounts payable and accrued liabilities	8,670	6,722	7,401
Dividends payable	3,481	3,474	3,458
Deferred income	38	43	48
Below market lease intangibles, net	2,514	2,679	2,849
TOTAL LIABILITIES	249,378	249,195	251,823

COMMITMENTS AND CONTINGENCIES

NON-CONTROLLING REDEEMABLE PREFERRED INTEREST
Series C Cumulative Convertible Redeemable Preferred Shares, $25 per share liquidation preference, 144,000, 144,000 and 544,000 shares authorized and outstanding June 30, 2010, March 31, 2010 and December 31, 2009, respectfully	3,221	3,221	12,169
Total non-controlling redeemable preferred interest	3,221	3,221	12,169

EQUITY
Winthrop Realty Trust Shareholders’ Equity:
Common Shares, $1 par, unlimited shares authorized; 21,181,499 and 20,375,483 issued and outstanding at June 30, 2010 and December 31, 2009, respectively
21,181
		21,137	20,375
Additional paid-in capital	507,440	506,876	498,118
Accumulated distributions in excess of net income	(299,584)	(300,660)	(301,317)
Accumulated other comprehensive loss	(73)	(40)	(87)
Total Winthrop Realty Trust Shareholders’ Equity	228,964	227,313	217,089
Non-controlling interests	12,850	12,524	12,111
Total Equity	241,814	239,837	229,200
TOTAL LIABILITIES AND EQUITY	$494,413	$492,253	$493,192

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(in thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Revenue
Rents and reimbursements	$9,636	$10,105	$19,156	$20,760
Interest and dividends	3,590	2,214	6,799	3,966
	13,226	12,319	25,955	24,726
Expenses
Property operating	1,822	1,643	3,781	3,502
Real estate taxes	340	621	1,060	1,294
Depreciation and amortization	2,434	2,634	4,796	5,485
Interest	3,666	4,301	7,317	8,576
Provision for loss on loans receivable	-	1,724	-	2,152
General and administrative	1,916	1,875	3,825	3,317
State and local taxes	85	147	100	197
	10,263	12,945	20,879	24,523
Other income (loss)
Earnings (loss) from preferred equity investments	85	(3,209)	168	(2,194)
Equity in loss of equity investments	(392)	(82,249)	(919)	(100,412)
Gain on sale of securities carried at fair value	78	2,685	773	2,598
Unrealized (loss) gain on securities carried at fair value	(750)	12,580	1,790	1,432
Impairment loss on real estate loan available for sale	-	(203)	-	(203)
Gain on extinguishment of debt	-	-	-	5,237
Unrealized gain on loan securities carried at fair value	3,625	-	3,012	-
Interest income	40	42	77	114
	2,686	(70,354)	4,901	(93,428)

Income (loss) from continuing operations	5,649	(70,980)	9,977	(93,225)

Discontinued operations
Loss from discontinued operations	(898)	(51)	(776)	(68)

Consolidated net income (loss)	4,751	(71,031)	9,201	(93,293)
Income attributable to non-controlling interest	(175)	(165)	(420)	(336)
Net income (loss) attributable to Winthrop Realty Trust	4,576	(71,196)	8,781	(93,629)
Income attributable to non-controlling redeemable
preferred interest	(58)	-	(171)	-
Net income (loss) attributable to Common Shares	$4,518	$(71,196)	$8,610	$(93,629)

Comprehensive income (loss)
Consolidated net income (loss)	$4,751	(71,031)	$9,201	$(93,293)
Change in unrealized (loss) gain on available for sale securities	(5)	9	2	11
Change in unrealized (loss) gain on interest rate derivative	(28)	127	12	265
Change in unrealized loss from equity investments	-	26,371	-	26,174
Comprehensive income (loss)	$4,718	$(44,524)	$9,215	$(66,843)

(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(in thousands, except per share data, continued)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009

Per Common Share data - Basic
Income (loss) from continuing operations	$0.25	$(4.50)	$0.44	$(5.92)
Loss from discontinued operations	(0.04)	-	(0.03)	-
Net income (loss) attributable to Winthrop Realty Trust	$0.21	$(4.50)	$0.41	$(5.92)

Per Common Share data - Diluted
Income (loss) from continuing operations	$0.25	$(4.50)	$0.44	$(5.92)
Loss from discontinued operations	(0.04)	-	(0.03)	-
Net income (loss) attributable to Winthrop Realty Trust	$0.21	$(4.50)	$0.41	$(5.92)

Basic Weighted-Average Common Shares	21,175	15,822	20,888	15,814
Diluted Weighted-Average Common Shares	21,177	15,822	21,412	15,814

WINTHROP REALTY TRUST
FUNDS FROM OPERATIONS ANALYSIS
(in thousands, except per share data)
(Unaudited)

	Three Months June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Reconciliation of Net Income (Loss) to Funds from Operations (FFO):

Basic
Net income (loss) attributable to Winthrop Realty Trust	$4,576	$(71,196)	$8,781	$(93,629)
Real estate depreciation	1,508	1,657	3,014	3,347
Amortization of capitalized leasing costs	894	1,017	1,719	2,217
Real estate depreciation and amortization
of unconsolidated interests	2,266	1,007	4,400	2,054
Less: Non-controlling interest share of depreciation
and amortization	(799)	(792)	(1,584)	(1,595)
Funds from operations	8,445	(68,307)	16,330	(87,606)
Series C preferred dividends	(58)	-	(171)	-
Allocation of earnings to Series B-1 Preferred Shares	(26)	-	(31)	-
Allocation of earnings to Series C Preferred Shares	(43)	-	(162)	-
FFO applicable to Common Shares - Basic	$8,318	$(68,307)	$15,966	$(87,606)
Weighted-average Common Shares	21,175	15,822	20,888	15,814
FFO Per Common Share - Basic	$0.39	$(4.32)	$0.76	$(5.54)

Diluted
Funds from operations (per above)	$8,445	$(68,307)	$16,330	$(87,606)
Allocation of earnings to Series B-1 Preferred Shares (1)	(26)	-	(31)	-
FFO applicable to Common Shares	$8,419	$(68,307)	$16,299	$(87,606)

Weighted-average Common Shares (per above)	21,175	15,822	20,888	15,814
Stock options (2)	2	-	2	-
Convertible Series C Preferred Shares	257	-	522	-
Diluted weighted-average Common Shares	21,434	15,822	21,412	15,814
FFO Per Common Share - Fully Diluted	$0.39	$(4.32)	$0.76	$(5.54)

(1)	The Trust's Series B-1 Preferred Shares were considered anti-dilutive for the three and six months ended June 30, 2010 and 2009.
(2)	The Trust's stock options were considered anti-dilutive for the three and six months ended June 30, 2009.

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(Unaudited)

	Six Months Ended June 30,
	2010	2009
Cash flows from operating activities
Net income (loss)	$9,201	$(93,293)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation and amortization (including amortization
of deferred financing costs)	3,307	3,746
Amortization of lease intangibles	1,369	2,461
Straight-lining of rental income	708	577
(Earnings) losses of preferred equity investments	(168)	2,929
Distributions from preferred equity investments	229	1,855
Losses of equity investments	919	100,412
Distributions from equity investments	2,254	665
Restricted cash held in escrows	1,656	(1,003)
Gain on sale of securities carried at fair value	(773)	(2,598)
Unrealized gain on securities carried at fair value	(1,790)	(1,432)
Unrealized gain on loan securities carried at fair value	(3,012)	-
Impairment loss on real estate loan available for sale	-	203
Impairment loss on real estate held for sale	1,000	-
Gain on extinguishment of debt	-	(5,237)
Provision for loss on loan receivable	-	2,152
Tenant leasing costs	(2,349)	(1,806)
Bad debt recovery	(250)	(95)
Net change in interest receivable	(113)	(480)
Loan discount accretion	(3,742)	-
Net change in other operating assets and liabilities	3,423	1,082
Net cash provided by operating activities	11,869	10,138

Cash flows from investing activities
Issuance and acquisition of loans receivable	(26,451)	(11,147)
Investments in real estate	(1,753)	(719)
Investment in equity investments	(12,873)	-
Investment in real estate loan available for sale	-	(35,000)
Purchase of securities carried at fair value	(1,856)	(29,889)
Proceeds from preferred equity investments	-	60
Proceeds from sale of securities carried at fair value	13,174	16,759
Proceeds from sale of available for sale securities	205	-
Proceeds from sale of loans receivable	3,000	-
Restricted cash held in escrows	(2,171)	2,597
Deposits on acquisition of loans receivable	(4,100)
Collection of loans receivable	12	6,800
Net cash used in investing activities	(32,813)	(50,539)

(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
(in thousands, continued)
(Unaudited)

	Six Months Ended June 30,
	2010	2009
Cash flows from financing activities
Proceeds from mortgage loans payable	$-	$49
Proceeds from loan payable	-	19,818
Proceeds from revolving line of credit	-	35,000
Principal payments of mortgage loans payable	(3,392)	(3,131)
Restricted cash held in escrows	1,446	3,938
Payments of note payable	-	(9,800)
Payment of revolving line of credit	-	(35,000)
Deferred financing costs	(164)	(61)
Contribution from non-controlling interest	519	723
Distribution to non-controlling interest	(200)	(743)
Issuance of Common Shares under Dividend Reinvestment Plan	1,180	727
Dividend paid on Common Shares	(6,746)	(9,888)
Dividend paid on Series C Preferred Shares	(279)	-
Net cash (used in) provided by financing activities	(7,636)	1,632

Net decrease in cash and cash equivalents	(28,580)	(38,769)
Cash and cash equivalents at beginning of period	66,493	59,238
Cash and cash equivalents at end of period	$37,913	$20,469

Supplemental Disclosure of Cash Flow Information
Interest paid	$7,216	$8,542

Taxes paid	$98	$129

Supplemental Disclosure on Non-Cash Investing and
Financing Activities
Dividends accrued on Common Shares	$3,442	$3,956
Dividends accrued on Series C Preferred Shares	$39	$-
Capital expenditures accrued	$165	$222
Redemption of Series B-1 Preferred Shares	$-	$(17,081)
Deposit on redemption of Series B-1 Preferred Shares	$-	$17,081

WINTHROP REALTY TRUST
SELECTED BALANCE SHEET ACCOUNT DETAIL
(in thousands)
(Unaudited)

	June 30, 2010	March 31, 2010	December 31, 2009
Operating Real Estate
Land	$20,659	20,659	$20,659
Buildings and improvements
Buildings	217,793	217,793	217,793
Building improvements	6,995	7,446	6,819
Tenant improvements	4,344	3,807	3,807
	249,791	249,705	249,078
Accumulated depreciation and amortization	(33,279)	(32,775)	(31,269)
Total Operating Real Estate	$216,512	$216,930	$217,809

Accounts Receivable
Straight-line rent receivable	$8,234	8,342	$8,941
Other	3,636	4,903	5,618
Total Accounts Receivable	$11,870	$13,245	$14,559

Securities Carried at Fair Value
Debentures	$15,907	17,510	$18,794
Preferred Shares	25,922	26,419	23,950
Common Shares	1,925	1,599	9,650
Total Securities Carried at Fair Value	$43,754	$45,528	$52,394

Equity Investments
Marc Realty Portfolio	$61,000	58,070	$57,560
Sealy Ventures Properties	14,102	14,940	15,647
WRT-ROIC Riverside	7,805	-	-
Lex-Win Concord	-	-	-
Total Equity Investments	$82,907	$73,010	$73,207

Non-Controlling Interests
Westheimer (Houston, TX)	$9,279	$9,052	$8,840
River City / Marc Realty (Chicago, IL)	2,597	2,399	2,084
Ontario / Marc Realty (Chicago, IL)	586	696	801
1050 Corporetum / Marc Realty ( Lisle, IL)	388	377	386
Total Non-Controlling Interests	$12,850	$12,524	$12,111

The listing above provides detail for only certain balance sheet line items presented on Winthrop Realty Trust's Consolidated Balance Sheets as of June 30, 2010, March 31, 2010 and December 31, 2009 (the "Balance Sheet"). See page 1 of this supplement for all Balance Sheet line items.

WINTHROP REALTY TRUST
SCHEDULE OF SECURITIES CARRIED AT FAIR VALUE
(in thousands)
(Unaudited)

	June 30, 2010		March 31, 2010		December 31, 2009
	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

Debentures	$11,045	$15,907	$12,183	$17,510	$13,597	$18,794
Preferred shares	14,868	25,922	14,641	26,419	14,231	23,950
Common shares	1,660	1,925	1,223	1,599	8,234	9,650
Total securities carried at fair value	$27,573	$43,754	$28,047	$45,528	$36,062	$52,394

(1)	Securities carried at fair value are comprised of debentures, preferred shares, and common shares for which the Trust has elected the fair value option.

(2)
For the three months ended June 30, 2010, the Trust recognized an unrealized loss on securities carried at fair value of $750 and recognized an unrealized gain on securities carried at fair value of $1,790 for the six months ended June 30, 2010.

WINTHROP REALTY TRUST
SCHEDULE OF LOANS RECEIVABLE AND LOAN SECURITIES
 (In thousands)
(Unaudited)

Loans Receivable	Acquisition Date	Asset Type	Location	Interest Rate	(000's) Carrying Amount (1) June 30, 2010	(000's) Par Value		Maturity Date (2)	(000's) Senior Debt (3)
Mezzanine (4)	Various	Office	Chicago, IL	8.50%	$1,070	$1,068		Various	$18,290
B Note	Jun 2009	Office	San Francisco, CA	(5)	5,253	38,796	(6)	Jun 2013	35,000
Mezzanine	Various	Office	San Francisco, CA	15.00%	2,422	2,400		Jun 2013	73,796
B Note (7)	Jun 2009	Office	Phoenix, AZ	(7)	2,486	4,219		Jun 2012	3,000
B Note	Dec 2009	Hotel	Beverly Hills, CA	Libor + 1.74%	6,502	10,000		Aug 2011	166,000
Mezzanine	Dec 2009	Mixed use	New York, NY	6.79%	2,406	3,500		Jul 2017	22,500
B Note	Dec 2009	Office	New York, NY	Libor + 1.50%	8,244	15,000		Nov 2011	81,559
Whole (9)	May 2010	Office	San Diego, CA	7.47%	6,622	6,528		Mar 2010	-
Whole (9)	Jun 2010	Office	Deer Valley, AZ	(8)	10,256	20,491		Apr 2009	-
Whole (9)	Jun 2010	Office	Englewood, CO	6.07%	8,134	10,031		Jul 2015	-
			Total Loans Receivable		$53,395	$112,033
Loan Securities Carried at Fair Value
Rake Bonds	Dec 2009	Office	Burbank, CA	(10)	$4,605	$6,364		Dec 2010	$15,666
CMBS	Dec 2009	Various	Various	Libor + 1.75%	68	1,130		Jul 2012	1,496,206
		Total Loan Securities Carried at Fair Value			$4,673	$7,494

(1)	Carrying amount includes accrued interest of $310 and accretion of discount of $4,763 at June 30, 2010.
(2)	After giving effect to all contractual extensions.
(3)	Debt secured by the underlying property which is senior to our loan.
(4)	Represents tenant improvement and capital expenditure loans.
(5)
The Trust holds a B Note in this loan.  Interest on the B Note equals the difference between (i) interest on the entire outstanding loan principal balance ($73,796 at June 30, 2010) at a rate of 6.48215% per annum less (ii) interest payable on the outstanding principal balance of the A Note ($35,000 at June 30, 2010) at a rate of 9.75% per annum.  As a result, the effective yield on the Trust’s $3,410 cash investment is 40.8%.

(6)	The B Note may be satisfied at a discounted payoff amount of $15,000.
(7)	The borrower has notified us of its intent to pay off this loan in August 2010 at the discounted pay off amount of $2,500.
(8)	The loan bears interest at a rate of 9.25% with respect to $18,200 and 10% with respect to $2,100 of par value.
(9)	Loan is currently in default and the Trust has commenced foreclosure on the property.
(10)	Ranges from Libor + 0.65% to Libor + 1.60%.

WINTHROP REALTY TRUST
SCHEDULE OF CAPITALIZATION, DIVIDENDS AND LIQUIDITY
 (in thousands, except per share data)
(Unaudited)

June 30, 2010
Debt:
Mortgage loans payable	$213,375
Series B-1 Preferred Shares	21,300
Total Debt	234,675

Non-Controlling Redeemable Preferred Interest:
Series C Preferred Shares	3,221

Equity:
Common Shares (21,181,449 shares outstanding)	228,964
Non-controlling ownership interests	12,850
Total Equity	241,814

Total Capitalization	$479,710

Common Dividend Per Share
June 30, 2010	March 31, 2010	December 31, 2009

$0.1625	$0.1625	$0.1625

Liquidity and Credit Facility:	June 30, 2010
Cash and cash equivalents	$37,913
Securities carried at fair value	43,754
Available under line of credit	35,000
Total Liquidity and Credit Facility	$116,667

Total Liquidity and Credit Facility does not reflect impact of ongoing acquisition activity occurring after June 30, 2010.

WINTHROP REALTY TRUST
NET OPERATING INCOME FROM CONSOLIDATED PROPERTIES
 (in thousands)
(Unaudited)

	Three Months Ended
	June 30, 2010	March 31, 2010	December 31, 2010
Rents and reimbursements
Minimum rent	$8,920	$9,110	$8,659
Deferred rents (straight-line)	(109)	(599)	767
Recovery income	746	941	472
Less:
Above and below market rents	165	154	(143)
Lease concessions and abatements	(86)	(86)	(197)
Total rents and reimbursements	9,636	9,520	9,558

Rental property expenses
Property operating	1,822	1,959	1,550
Real estate taxes	340	720	573
Total rental property expenses	2,162	2,679	2,123

Net operating income (1)
from consolidated properties	$7,474	$6,841	$7,435

(1)	See definition of non-GAAP measure of Net Operating Income on page 20 of the supplemental package.

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA
June 30, 2010

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Less Depreciation	Ownership of Land	($000's) Debt Balance		Debt Maturity & Int Rate

Retail
Atlanta, GA	2004	100%	61,000	100%	The Kroger Co. (2016/2026)	61,000	$ 3,986	Ground Lease	(1)		(1)

Denton, TX (3)	2004	100%	48,000	100%	The Kroger Co. (2010)	48,000	1,355	Land Estate	(1)		(1)

Greensboro, NC	2004	100%	47,000	100%	The Kroger Co. (2017/2037)	47,000	3,267	Ground Lease	(1)		(1)

Knoxville, TN (3)	2004	100%	43,000	100%	The Kroger Co. (2010)	43,000	1,825	Land Estate	(1)		(1)

Lafayette, LA (3)	2004	100%	46,000	100%	The Kroger Co. (2010)	46,000	1	Ground Lease	(1)		(1)

Louisville, KY	2004	100%	47,000	100%	The Kroger Co. (2015/2040)	47,000	2,342	Land Estate	(1)		(1)

Memphis, TN	2004	100%	47,000	100%	The Kroger Co. (2015/2040)	47,000	655	Land Estate	(1)		(1)

Seabrook TX	2004	100%	53,000	100%	The Kroger Co. (2015/2040)	53,000	1,199	Land Estate	(1)		(1)

Sherman, TX (3)	2004	100%	46,000	100%	The Kroger Co. (2010)	46,000	708	Land Estate	(1)		(1)

St. Louis, MO (3)	2004	100%	46,000	100%	The Kroger Co. (2010)	46,000	853	Land Estate	(1)		(1)

Subtotal Retail			484,000				16,191			(1)

(Continued on next page )

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA (Continued)
June 30, 2010

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Less Depreciation	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Office
Amherst, NY (2)	2005	100%	200,000	100%	Ingram Micro Systems (2013/2023)	200,000	$ 17,308	Fee	$16,323	10/2013 5.65%

Andover, MA	2005	100%	93,000	100%	PAETEC Comm. (2022/2037)	93,000	4,815	Ground Lease	6,201	03/2011 6.60%

Chicago, IL (Ontario / Marc Realty)	2005	80%	126,000	86%	The Gettys Group (2011/2016)	16,000	22,132	Fee	20,970	03/2016 5.75%
					River North Surgery (2015/ n/a)	15,000

Chicago, IL (River City / Marc Realty )	2007	60%	253,000	69%	Bally Total Fitness (2011/2021)	55,000	13,407	Fee	9,100	04/2012 6.00%
					MCI d/b/a Verizon (2019/2023)	37,000

Houston, TX	2004	8%	614,000	100%	Spectra Energy (2018/2028)	614,000	60,823	Fee	62,164	04/2016 6.37%

Indianapolis, IN (Circle Tower)	1974	100%	111,000	85%	No Tenants Over 10%	-	4,376	Fee	4,281	04/2015 5.82%

Lisle, IL	2006	100%	169,000	50%	United Healthcare (2014/ n/a)	41,000	18,868	Fee	17,058	06/2016 6.26%

Lisle, IL	2006	100%	67,000	85%	T Systems, Inc. (4) (2010/2015)	35,000	8,248	Fee	6,967	06/2016 6.26%
					ABM Janitorial MW (2012/2014)	11,000
					Zenith Insurance (5) (2010/2013)	10,000

Lisle, IL (Marc Realty)	2006	60%	54,000	100%	Ryerson (2018/2028)	54,000	3,716	Fee	5,600	03/2017 5.55%

Orlando, FL	2004	100%	256,000	100%	Siemens Real Estate, Inc. (2017/2042)	256,000	14,859	Ground Lease	38,903	07/2017 6.40%

Plantation, FL	2004	100%	133,000	100%	BellSouth (2020/2035)	133,000	7,679	Land Estate	(1)	(1)

South Burlington, VT	2005	100%	56,000	100%	Fairpoint Comm. (2014/2029)	56,000	2,753	Ground Lease	2,658	03/2011 6.60%

Subtotal - Office			2,132,000				178,984		190,225

(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA (Continued)
June 30, 2010

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Less Depreciation	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate

Other

Warehouse
Jacksonville, FL	2004	100%	587,000	100%	Football Fanatics (2015/2024)	558,000	10,697	Fee	(1)	(1)

Mixed Use
Churchill, PA	2004	100%	1,008,000	100%	Viacom, Inc. (2010/2040)	1,008,000	10,640	Ground Lease	(1)	(1)

Subtotal - Other			1,595,000				21,337		(1)
Total Consolidated Properties			4,211,000				$ 216,512		$ 213,375

(**) Occupancy rates include all signed leases, including space undergoing tenant improvements.

(1)
Our retail properties and our properties located in Churchill, PA, Plantation, FL, and Jacksonville, FL collateralized $23,150 of mortgage debt at an interest rate of LIBOR + 1.75% which matures in June 2011.

(2)
Represents 2 separate buildings.  The ground underlying the properties is leased to us by the local development authority pursuant to a ground lease which requires no payment.  Effective October 31, 2013, legal title to these properties will vest in us.

(3)	The tenant has sent notification that they will not be exercising their renewal option upon expiration of current lease term.
(4)	T-Systems, Inc lease expires on 12/31/2010 and management is currently in negotiations with tenant and on renewal terms.
(5)	Zenith Insurance lease expires on 9/30/2010 and management is currently in negotiations with tenant and on renewal terms.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED PROPERTY DATA
 June 30, 2010

Description and Location	Year Acquired	Trust’s Ownership	Rentable Sq Feet	(**) % Leased	Major Tenants (Lease /Options Expirations)	Major Tenants’ Sq. Feet.	($000's) Equity Investment Balance	Ownership of Land	($000's) Debt Balance (1)	Debt Maturity & Int Rate

Marc Realty Portfolio - Equity Investments

8 South Michigan, Chicago, IL	2005	50%	174,000	96%	No tenants over 10%	-	$ 7,050	Ground Lease	$ 4,001	08/2011 6.87%

11 East Adams, Chicago, IL	2005	49%	161,000	76%	IL School of Health (2015/2020)	28,700	3,217	Fee	9,999	08/2011 Libor + 2%

29 East Madison, Chicago, IL	2005	50%	235,000	89%	Computer Systems Institute (2020/2030)	25,000	7,836	Fee	11,435	05/2013 5.20%

30 North Michigan, Chicago, IL	2005	50%	221,000	92%	No tenants over 10%	-	12,012	Fee	13,274	08/2014 5.99%

223 West Jackson, Chicago, IL	2005	50%	168,000	78%	Intertrack Partners (7) (2010)	27,400	7,358	Fee	8,001	06/2012 6.92%

4415 West Harrison, Hillside, IL	2005	50%	192,000	68%	North American Medical Mgmt (2015/2020)	21,200	6,034	Fee	4,872	12/2017 5.62%

2000-60 Algonquin, Shaumburg, IL	2005	50%	101,000	65%	Landmark Merchant (8) (2010)	10,300	2,284	Fee	(2)	02/2013 Libor + 2.75%

1701 E. Woodfield, Shaumburg, IL	2005	50%	175,000	83%	No tenants over 10%	-	3,163	Fee	10,408	05/2011 5.73% (9)

2720 River Rd, Des Plains, IL	2005	50%	108,000	92%	No tenants over 10%	-	4,117	Fee	2,652	10/2012 6.095%

3701 Algonquin, Rolling Meadows IL	2005	50%	193,000	82%	ISACA (2018/2024)	23,400	3,046	Fee	10,442	02/2013 Libor + 2.75%
					Relational Funding (2013/ n/a)	19,900

2205-55 Enterprise, Westchester, IL	2005	50%	130,000	93%	Consumer Portfolio (2014/2019)	18,900	3,102	Fee	(2)	02/2013 Libor + 2.75%

900-910 Skokie, Northbrook, IL	2005	50%	119,000	83%	MIT Financial Group (2016/ n/a)	12,600	1,781	Fee	5,452	02/2011 Libor + 2%

Subtotal - Marc Realty Portfolio			1,977,000				61,000		92,288

(Continued on next page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED PROPERTY DATA (Continued)
June 30, 2010

Description and Location	Year Acquired	Trust’s Ownership	Rentable Sq Feet	(**) % Leased	Major Tenants (Lease /Options Expirations)	Major Tenants’ Sq. Feet.	($000's) Equity Investment Balance	Ownership of Land	($000's) Debt Balance (1)	Debt Maturity & Int Rate

Sealy Venture Properties - Equity Investments

Atlanta, GA (4) (Northwest Atlanta)	2006	60%	472,000	71%	Original Mattress (2020/2025)	57,000	$ 2,840	Fee	$ 28,750	01/2012 5.7%

Atlanta, GA (3) (Newmarket)	2008	68%	470,000	69%	Alere Health (2011/ n/a)	76,000	7,392	Fee	37,000	11/2016 6.12%

Nashville, TN (5) (Airpark)	2007	50%	1,155,000	89%	No tenants over 10%	-	3,870	Fee	74,000	05/2012 5.77%

Subtotal - Sealy Venture Properties			2,097,000		(Northwest Atlanta)		14,102		139,750

Riverside Plaza Loan Asset- Equity Investment

WRT-ROIC Riverside (6)	2010	50%					7,805		-

Total Equity Investment Properties			4,074,000				$ 82,907		$ 232,038

(**) Occupancy rates include all signed leases including space undergoing tenant improvements

(1)	Debt balance shown represents 100% of the debt encumbering the properties.
(2)	Both the 2000-60 Algonquin and 2205-55 Enterprise Road Marc Realty properties are cross collateralized by a mortgage of $11,752 which is included in total Debt Balance.
(3)	Equity investment in Sealy Newmarket consists of six flex/office campus style properties
(4)	Equity investment in Sealy Northwest Atlanta consists of 12 flex/office properties
(5)	Equity investment in Sealy Airpark consists of 13 light distribution and service center properties.
(6)
On June 28, 2010 the Trust entered into a 50%-50% joint venture with Retail Opportunity Investment Corp. (“ROIC”). The new joint venture entity was formed and funded by its members concurrent with its purchase of the Riverside Plaza loan.

(7)	Intertrack Partners' lease expired on July 31, 2010 and tenant has vacated and space is being marketed.
(8)	Landmark Merchant's lease expired on June 30, 2010 and tenant has vacated and space is being marketed.
(9)
On July 1, 2010 Winthrop acquired the debt of its joint venture property, 1701  E. Woodfield, for $8,200.  Simultaneously with the acquisition of this loan, the venture  made a principal payment on the loan of $3,200 (50% of which was contributed by each Winthrop and Marc Realty) and the loan was modified to reduce the balance to $5,000 which bears interest at 8% per annum and matures on July 1, 2011.

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - OPERATING SUMMARY
Six Months ended June 30, 2010
(in thousands, except for Number of Properties and Square Footage)

Description	% Owned	Number of Properties	Square Footage	Rents and Reimburse-ments	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Impair-ment	Depreciation & Amortization	(Income)Loss Attributable to Non-controlling Interest	WRT's share Net Income / (Loss) from Consolidated Properties (1)
100% Owned Consolidated Properties
Retail	100%	10	484,000	$1,192	$26	$-	$1,166	$-	$-	$129	$-	$1,037
Office	100%	8	1,085,000	6,992	1,426	285	5,281	2,952	-	2,027	-	302
Other	100%	2	1,595,000	2,186	318	(20)	1,888	-	-	204	-	1,684
		20	3,164,000	10,370	1,770	265	8,335	2,952	-	2,360	-	3,023
Partially Owned Consolidated Properties
Chicago, IL (Ontario/Marc Realty)	80%	1	126,000	2,370	830	420	1,120	614	-	584	15	(63)
Chicago, IL (River City/Marc Realty)	60%	1	253,000	2,023	1,010	348	665	300	-	380	6	(9)
Houston, TX (Multiple LP's)	8%	1	614,000	3,957	5	-	3,952	2,009	-	1,396	(440)	107
Lisle, IL (Marc Realty)	60%	1	54,000	436	166	27	243	162	-	76	(1)	4
		4	1,047,000	8,786	2,011	795	5,980	3,085	-	2,436	(420)	39
KeyBank mortgage loan interest expense (2)		-	-	-	-	-	-	362	-	-	-	(362)
Total Consolidated Properties		24	4,211,000	$19,156	$3,781	$1,060	$14,315	$6,399	$-	$4,796	$(420)	$2,700
Series B-1 Preferred interest expense (3)								781
Other								137
Total								$7,317

(1)	See definition of Net Operating Income and Net Income / (Loss) from Consolidated Properties on page 20 of the supplemental package.
(2)	Represents interest expense on a mortgage loan made by KeyBank collateralized by our retail properties, our Churchill, PA, Orlando, FL, and Plantation, FL properties.
(3)	Represents interest expense (dividends) on our Series B-1 Preferred Shares treated as debt for GAAP purposes.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - OPERATING SUMMARY
Six months ended June 30, 2010
(in thousands, except for Number of Properties and Square Footage)

Venture	Number of Properties	Square Footage	Rents and Reimburse-ments	Operating Expenses	Real Estate Taxes	Net Operating Income (3)	Interest Expense	Other Income (Expense)	Deprec & Amort	Net Income / (Loss) from Equity Invest- ments	WRT' S Share of Net Income / (Loss) from Equity Investments
Marc Realty Portfolio (1)	12	1,977,000	20,381	8,461	2,964	8,956	2,368	(986)	4,693	909	451
Sealy Venture Portfolio	3	2,097,000	8,544	1,774	893	5,877	4,138	(499)	3,391	(2,151)	(1,231)
Total Equity Investment Properties	15	4,074,000	$28,925	$10,235	$3,857	$14,833	$6,506	$(1,485)	$8,084	$(1,242)	(780)

Amortization of Marc Realty Portfolio basis differential (1)											(144)
WRT-ROIC Riverside - Winthrop's share of net income from equity investment											5
Equity in loss of equity investments											$(919)

(1)
This amount represents the aggregate difference between the Trust’s historical cost basis and the basis reflected at the equity investment level, which is typically amortized over the life of the related assets and liabilities.  The basis differentials are the result of other-than-temporary impairments at the investment level and a reallocation of equity at the venture level as a result of the restructuring.

(2)	See definition of Net Operating Income on page 20 of the supplemental package.

WINTHROP REALTY TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES OF INCOME TO
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHARES
(in thousands)

	Three Months Ended	Six Months Ended	Three Months Ended	Three Months Ended
	June 30,	June 30,	March 31,	December 31.
	2010	2010	2010	2009

NOI from consolidated properties (1), (4)	7,474	14,315	6,841	7,435

Less:
Interest expense	(3,207)	(6,399)	(3,192)	(3,377)
Depreciation and amortization	(2,434)	(4,796)	(2,362)	(2,647)
Impairment loss on investments in real estate	-	-	-	(10,000)
Income attributable to non-controlling interest	(175)	(420)	(245)	(366)
WRT share of loss from consolidated properties (2), (4)	1,658	2,700	1,042	(8,955)

Equity in loss of equity investments (3)	(392)	(919)	(527)	(2,891)

Add:
Earnings from preferred equity investments	85	168	83	-
Interest and dividend income	3,590	6,799	3,209	874
Gain on sale of securities carried at fair value	78	773	695	2,142
Gain on extinguishment of debt	-	-	-	1,164
Unrealized gain on loan securities carried at fair value	3,625	3,012	-	-
Unrealized gain on securities carried at fair value	-	1,790	2,540	3,852
Interest income	40	77	37	27
State and local tax refunds	-	-	-	54
Income from discontinued operations	-	-	122	566

Less:
Series B-1 Preferred interest expense	(391)	(781)	(391)	(474)
General and administrative	(1,916)	(3,825)	(1,909)	(2,166)
State and local tax expense	(85)	(100)	(15)	-
Unrealized loss on loan securities carried at fair value	-	-	(613)	-
Unrealized loss on securities carried at fair value	(750)	-	-	-
Interest expense - other	(68)	(137)	(68)	(68)
Series C Preferred interest	(58)	(171)	(113)	(147)
Loss on discontinued operations	(898)	(776)	-	-
Net income (loss) attributable to Common Shares	$4,518	$8,610	$4,092	$(6,022)

(1)	See detail for the three months ended June 30, 2010 on Page 11 of the supplemental package.
(2)	See detail for the six months ended June 30, 2010 on Page 17 of the supplemental package.
(3)	See detail for the six months ended June 30, 2010 on Page 18 of the supplemental package.
(4)	See definitions for non-GAAP measures on page 20 of the supplemental package.

WINTHROP REALTY TRUST
DEFINITIONS

Funds From Operations (FFO):

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  NAREIT defines FFO as net income or loss determined in accordance with Generally Accepted Accounting Principles (“GAAP”), excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated operating real estate assets, plus specified non-cash items, such as real estate asset depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  FFO and FFO per diluted share are used by management, investors and industry analysts as supplemental measures of operating performance of equity REITs. FFO and FFO per diluted share should be evaluated along with GAAP net income and income per diluted share (the most directly comparable GAAP measures), as well as cash flow from operating activities, investing activities and financing activities, in evaluating the operating performance of equity REITs.  Management believes that FFO and FFO per diluted share are helpful to investors as supplemental performance measures because these measures exclude the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs which implicitly assumes that the value of real estate diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, these non-GAAP measures can facilitate comparisons of operating performance between periods and among other equity REITs. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs as disclosed in the Company’s Consolidated Statements of Cash Flows.  FFO should not be considered as an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flows as a measure of liquidity.  In addition to FFO, the Company also discloses FFO before certain items that affect comparability.  Although this non-GAAP measure clearly differs from NAREIT’s definition of FFO, the Company believes it provides a meaningful presentation of operating performance

Net Operating Income (NOI):

Net operating income is a non-GAAP measure equal to revenues from all rental property less operating expenses and real estate taxes. We believe NOI is a useful measure for evaluating operating performance of our real estate assets as well as those held by our unconsolidated equity investments. We believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Net Income / (Loss) from Consolidated Properties:

Net Income / (Loss) from Consolidated Properties is a non-GAAP measure equal to NOI less interest, depreciation, impairments and other corporate general administrative expenses related to consolidated properties less income attributable to non-controlling interests. We believe Net Income / (Loss) from Consolidated Properties is a useful measure for evaluating operating performance of our consolidated operating properties. Net Income / (Loss) from Consolidated Properties presented by us may not be comparable to Net Income / (Loss) from Consolidated Properties reported by other REITs that define it differently. We believe that in order to facilitate a clear understanding of our operating results, Net Income / (Loss) from Consolidated Properties should be examined in conjunction with net income as presented in our consolidated financial statements. Net Income / (Loss) from Consolidated Properties should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Investor Information

Transfer Agent	Investor Relations

Computershare
Written Requests:
P.O. Box 43078
Providence, RI 02940
phone: 800.622.6757 (U.S., Canada and Puerto Rico)
phone: 781.575.4735 (outside U.S.)

Overnight Delivery:
250 Royall Street
Canton, MA 02021

Internet Inquiries :
Investor Centre™ website at www.computershare.com/investor
Beverly Bergman , VP of Investor Relations Winthrop Realty Trust Beverly Bergman P.O. Box 9507 7 Bulfinch Place, Suite 500 Boston, MA 02114-9507 phone: 617.570.4614 fax: 617.570.4746

Research Coverage

Analyst	Firm	Contact Information

David M. Fick, CPA	Stifel Nicolaus	(443) 224-1308 dfick@stifel.com

Joshua A. Barber	Stifel Nicolaus	(443) 224-1347 jabarber@stifel.com

Ross L. Smotrich	Barclays Capital	(212) 526-2306 ross.smotrich@barcap.com

Jeffrey S. Langbaum	Barclays Capital	(212) 526-0971 jeffrey.langbaum@barcap.com